North Fork Bancorporation, Inc. (NYSE: NFB)                         [NFB LOGO]

                              Acquisition of

                          Reliance Bancorp, Inc.

                           - Parent Company of -

                       Reliance Federal Savings Bank

                              August 30, 1999


                         Conference Call Logistics

North Fork Bancorporation, Inc. will host a conference call at 2:00 p.m. E.D.T. tomorrow, Tuesday, August 31. The number to call in the United States is 800-288-8967 and Internationally (612) 288-0337. Persons who find this time inconvenient can call after 6:00 p.m. E.D.T. at 800-475-6701 for the USA, or Internationally at (320) 365-3844 Access Code#468397 for a taped rebroadcast that will be continuously played for 30 hours. A copy of this presentation can be accessed on the Internet at www.northforkbank.com, RELY ACQUISITION icon.


North Fork Bancorp

This presentation contains certain forward looking statements with respect to the financial condition, results of operations and business of North Fork following the consummation of the merger with Reliance Bancorp, Inc. that are subject to various factors which could cause actual results to differ materially from such projections or estimates. Such factors include, but are not limited to, the possibility that the anticipated cost savings, revenue enhancements and timing might not be realized. Additionally, a deterioration in economic conditions adversely effecting the interest rate environment could develop that may effect these forward looking statements. North Fork's current report on Form 8-K filed on August 31, 1999 discloses more fully these factors.

For more information regarding North Fork's pending acquisition of JSB Financial, Inc. the parent of Jamaica Savings Bank. The August 17, 1999 investor presentation can be accessed on the Internet at www.NorthForkBank.com, JSB ACQUISITION icon, and a Form 8-K was filed on August 16, 1999 discussing the acquisition.


DESCRIPTION OF RELIANCE BANCORP                                    [NFB LOGO]

Principal subsidiary is Reliance Federal Savings Bank with 29 locations in Queens (7), Nassau (13), and Suffolk (9) counties of New York.

RELY Summary Financial Highlights as of June 30, 1999

Total Assets                                $2.5 billion
Loans, net                                  $1.0 billion
Securities                                  $1.3 billion
Deposits                                    $1.6 billion
Shareholders' Equity                        $172 million
Equity to Assets                            7.0%


THE MERGER TRANSACTION                                             [NFB LOGO]


Fixed Exchange Ratio                 2.0 shares of NFB for each share of RELY

Acquisition Price Per Share          $38.12 (based on the 8/27/99 closing price
                                     of NFB)

Aggregate Price                      $352 million, including options

Price to RELY Book Value             190%

Price to RELY 2000 EPS Multiple      15.2 x

Premium to Market                    12%

Pro forma Ownership                  NFB: 74%, JSB: 16%, RELY: 10%

Anticipated Closing                  First Quarter 2000, prior to pending JSB
                                     acquisition

Accounting Treatment                 Purchase, 100% stock, tax free exchange,
                                     NFB share repurchase up to 50% of
                                     consideration

Approvals                            Regulatory and Reliance Shareholders'

Lockup Option                        19.9% of RELY

Walk away                            Double trigger walk away - 15% absolute
                                     price decline for NFB and a 15% relative price decline from the selected index.
                                     NFB has option to top-up.

Due Diligence                        Completed, including Y2K


RATIONALE FOR TRANSACTION                                           [NFB LOGO]

Immediately accretive to GAAP and cash earnings per share.
o In-market transaction that leverages off the JSB Financial acquisition both in terms of capital utilization and branch redundancies.
o Provides $1.6 billion of additional core deposits.
o Provides significant cost savings and exceptional returns to shareholders.
o Adds 160,000 retail customers with new markets for commercial banking products.
o Significantly enhances our Long Island market penetration.
o Very low execution risk.


MARKETSHARE PENETRATION                                             [NFB LOGO]

Nassau County


Rank             Institution                  Deposits (millions)     %County
-------------------------------------------------------------------------------
1            Chase Manhattan                        $3,821              11.61%
2            ABN Ambro                               3,374              10.25%
3            Astoria Financial                       3,095               9.40%
4            Greenpoint Financial                    3,933              11.95%
5            Dime Bancorp                            2,702               8.21%
6            Fleet Boston                            2,692               8.18%
7            Roslyn Bancorp                          2,674               8.12%
8            Citigroup                               2,230               6.77%
             NFB / RELY                              2,003               6.08%
9            Bank of New York                        1,634               4.96%
10           HSBC Holdings                           1,612               4.90%
11           North Fork Bancorp                      1,246               3.79%
12           Reliance Bancorp                          757               2.30%
13           Apple Bank                                599               1.82%
14           Emigrant Bancorp                          580               1.76%
15           Ridgewood Savings                         536               1.63%

             30 Institutions - Total Nassau        $32,915


Suffolk County


Rank             Institution                  Deposits (millions)     %County
------------------------------------------------------------------------------
1            Fleet Boston                           $4,612              19.74%
2            Chase Manhattan                         3,724              15.94%
             NFB / RELY                              2,937              12.57%
3            North Fork Bancorp                      2,505              10.72%
4            Astoria Financial                       1,963               8.40%
5            Dime Bancorp                            1,669               7.14%
6            ABN Amro                                1,542               6.60%
7            Bank of New York                        1,298               5.56%
8            HSBC Holdings                           1,058               4.53%
9            Greenpoint Financial                      805               3.45%
10           Suffolk Bancorp                           790               3.38%
11           Apple Bank                                715               3.06%
12           Citigroup                                 566               2.42%
13           Roslyn Bancorp                            440               1.88%
14           Reliance Bancorp                          432               1.85%
15           Haven Bancorp                             282               1.21%

             23 Institutions - Total Suffolk       $23,364


Queens County

Rank             Institution                  Deposits (millions)     %County
------------------------------------------------------------------------------
1            Chase Manhattan                        $4,102              14.54%
2            Citigroup                               3,044              10.78%
3            Astoria Financial                       2,977              10.55%
             NFB / RELY                              2,685               9.51%
4            North Fork Bankcorp                     2,245               7.96%
5            Greenpoint Financial                    2,062               7.30%
6            HSBC Holdings                           2,009               7.12%
7            Haven Bankcorp                          1,132               4.01%
8            Ridgewood Savings                       1,125               3.98%
9            Queens County Bancorp                   1,033               3.66%
10           Independence Community                    830               2.94%
11           Maspeth Federal S&L                       735               2.61%
12           Roslyn Bancorp                            692               2.45%
13           Dime Bancorp                              646               2.29%
14           Fleet Boston                              567               2.01%
15           Emigrant Bancorp                          527               1.87%

18           Reliance Bancorp                          440               1.56%
             46 Institutions - Total Queens        $28,222

Significantly enhances marketshare on Long Island.

Source:  SNL Branch Migration DataSource
North Fork Bancorp includes the effect of the pending acquisition of JSB Financial.


ACCRETIVE TO NFB EARNINGS                                           [NFB LOGO]


                                             2000 After                2000 GAAP EPS             2000 Cash EPS
                                             Tax Earnings

NFB/JSB Pro Forma Pooling Transaction        $304,672                  $1.78                     $1.82
LESS:  Share Issuance Proceeds (1)            ($7,118)
Earnings on Cash Proceeds for Deal (2)        ($8,904)
RELIANCE BANCORP                              $21,586

Estimated Benefits of Merger:
Cost Savings                                 $ 14,860
Revenue Enhancements                         $  3,250
Tax Efficiencies (3)                         $  2,070
Goodwill Amortization                         ($8,974)
Pro Forma Combined                           $321,442                  $1.86                     $1.99
%Accretion                                                             5%                        9%



This earnings model assumes no leverage on the balance sheet. If leverage were added in the future, add $0.06 per share for every $1 billion at 150 basis points.

(1) Earnings on cash proceeds from tainted shares reissuance for JSB transaction no longer necessary.
(2) Foregone earnings on cash proceeds for share repurchase, options and restructure charge for Reliance transaction.
(3) Benefit derived from NFB's lower effective tax rate.


PRO FORMA BALANCE SHEET                                             [NFB LOGO]


June 30, 1999, in        NFB                      NFB / JSB                Reliance                 Pro Forma
millions, except per     Stand Alone              Pro Forma                Bancorp                  Combined*
share amounts

Assets                   $11,522                  $13,189                  $2,452                   $15,574
Investments              $4,856                   $5,222                   $1,342                   $6,284
Loans, net               $6,064                   $7,248                   $983                     $8,237
Total Deposits           $6,489                   $7,599                   $1,556                   $9,198
Total Borrowings         $3,850                   $3,900                   $652                     $4,552
Capital Securities       $199                     $199                     $50                      $244
Stockholders' Equity     $804                     $1,226                   $172                     $1,242
Intangibles              $82                      $82                      $54                      $353
Stated Book Value        $5.79                    $7.18                    $19.99                   $7.21
Tangible Book Value      $5.20                    $6.70                    $13.66                   $5.16
Estimated EPS 2000       $1.75                    $1.78                                             $1.86
Cash EPS 2000            $1.79                    $1.82                                             $1.99

*  Includes the effect of the share repurchase and restructure charge.
MERGER AND RESTRUCTURE CHARGE                                       [NFB LOGO]



($ in millions)                             Pre tax           After tax

Merger Expense                                 $6.2                $6.0

Restructure Charges:
Contracts and Severance                       $37.4               $29.1
Facility and Equipment                          6.7                 3.8
Other                                           0.9                 0.5
                                              -----               -----
Total Restructure Charge                      $45.0               $33.4
Tax Bad Debt Recapture                         $3.0                $2.0
Total Merger and Restructure Charge           $54.2               $41.4


The charge is included in goodwill for financial reporting purposes.


COMPARABLE M&A TRANSACTION PRICING                                  [NFB LOGO]



($ in millions)
                                                                                                     Price as a Multiple of:
                                                                                                     -----------------------
  Announce                   Acquiror                  Target         Announced     Premium       Book      Tang
   Date                                                                Value           to         Value      Book     Forward
                                                                                     Market                 Value      EPS
8/16/99               North Fork Bancorp             JSB Financial      $569.4         4.4%        1.52 x    1.52 x   18.0 x

1999 YTD

07/28/99              BB&T Corporation               Premier            $597.7         (3.3%)      3.27 x    3.35 x   21.5 x
                                                     Bancshares

06/29/99              Hudson United Bncp             JeffBanks Inc.     386.9          18.5        2.74      2.85     19.9

06/07/99              Sky Financial Group            Mahoning Natl      306.6          54.5        3.16      3.16     18.6
                                                     Bncp

06/02/99              Peoples Heritage               Banknorth          776.9          22.8        2.35      3.06     14.2
                                                     Group Inc.

05/07/99              Zions Bancorp                  Pioneer            346.5          NM          5.13      5.13     22.7
                                                     Bankcorp.

05/19/99              U.S. Bancorp                   Western            958.0          13.8        2.61      4.37     22.1
                                                     Bankcorp

04/19/99              Citizens Bkng Corp.            F&M Bncp           822.5          27.8        3.27      3.42     21.1
                                                     Inc.

02/22/99              Union Planters Corp.           Republic Bkng      412.0          10.8        2.42      2.60     19.3
                                                     Corp.

02/18/99              U.S. Bancorp                   Bank of            306.3          15.9        4.55      4.55     19.6
                                                     Commerce

02/18/99              Summit Bancorp                 Prime Bancorp      302.5          0.5         3.25      3.35     21.4
                                                     Inc.
                                                                        1999
                                                                        Median:        15.9%       3.20 x    3.35 x   20.5 x

8/30/99               North Fork Bancorp             Reliance           $352.1         12.5%       1.90 x    2.79 x   15.2 x
                                                     Bancorp


IN SHORT THIS TRANSACTION...

 ...adds to GAAP and cash earnings immediately.
 ...adds over $1.6 billion in core deposits.
 ...adds 160,000 more customers.
 ...is capital efficient.
 ...is simple to execute.